UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2009

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-00709	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Rotunda, 4201 Congress, Suite 145, Charlotte, NC	28209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-5122

Registrant’s facsimile number, including area code: (704) 366-2463

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On July 13, 2009, Chanticleer Holdings, Inc. issued a press release announcing that it has entered into a franchisee agreement with Hooters of America, Inc., through an affiliated joint venture, pursuant to which the joint venture has obtained the rights to open seven Hooters restaurants in The Republic of South Africa.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 13, 2009	CHANTICLEER HOLDINGS, INC.

	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer